AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
April 2015

For the month of April 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of      -0.17% and a net return of -0.20%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.36% for the month.

April gross relative performance: 0.19%

Performance for periods ended April 30, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.55%	5.33%	3.06%	4.48%	5.19%
HIT Total Net Rate of Return	1.40%	4.88%	2.62%	4.04%	4.75%
Barclays Capital Aggregate Bond Index	1.24%	4.46%	2.60%	4.12%	4.75%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Marginally stronger performance by agency multifamily MBS as spreads to Treasuries tightened for some products.  FHA/Ginnie Mae multifamily construction/permanent loan certificates spreads tightened by 2 basis points (bps), while permanent loan certificate spreads widened by 1 bp.  Fannie Mae DUS spreads contracted across all but the longest duration structures, with the benchmark Fannie Mae 10/9.5 and intermediate duration 7/6.5s tightening by approximately 1 and 3 bps, respectively.  The HIT had 21.3% invested in DUS securities of various structures at the end of April. Moreover, with higher interest rates during the month, the price compression for high premium priced assets was reduced.

●	The HIT’s relative short duration as interest rates rose across the curve. Two-, 5-, 10-, and 30-year Treasury rates increased by 1, 6, 11, and 21 bps, respectively.

●
The portfolio’s underweight to Treasuries as this sector posted the lowest excess return of all the major sectors. The HIT ended the month with an 8.6% allocation versus 36.2% for the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                               April 2015 Performance Commentary

●	The HIT’s overweight to housing-related municipal bonds, which performed well relative to Treasuries.

Negative contributions to the HIT’s performance included:

●	Good performance by corporate bonds, which showed excess returns of 9 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 23.6% of the index as of April 30, 2015.

●
Strong performance by agency single family MBS (RMBS), the best performing major sector in the index with excess returns of 24 bps.  The HIT is underweight in RMBS with an allocation of 26.9% versus 28.1% in the Barclays Aggregate at the end of April. Mitigating this impact was the portfolio’s overweight to government-sponsored enterprise (GSE) floating rate securities.

April 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.53%	0	5.67
Agencies	0.07%	+31	4.11
Single family agency MBS (RMBS)	0.04%	+24	3.78
Corporates	-0.70%	+9	7.33
Commercial MBS (CMBS)	-0.08%	+11	4.47
Asset-backed securities (ABS)	0.08%	+8	2.48
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	3/31/15	4/30/15	Change
1 Month	0.013%	-0.013%	-0.025%
3 Month	0.023%	0.003%	-0.020%
6 Month	0.135%	0.038%	-0.097%
1 Year	0.232%	0.227%	-0.005%
2 Year	0.557%	0.569%	0.012%
3 Year	0.880%	0.902%	0.021%
5 Year	1.371%	1.428%	0.057%
7 Year	1.708%	1.794%	0.086%
10 Year	1.924%	2.033%	0.109%
30 Year	2.537%	2.741%	0.205%
               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.